Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 10 – COMMITMENTS AND CONTINGENT LIABILITIES

a)	Obligation to pay royalties to the State of Israel

The Company is required to pay royalties to the State of Israel (represented by the IIA), computed on the basis of proceeds from the sale or license of products which development was supported by State grants. In accordance with the terms of the financial participation, the State is entitled to royalties on the sale or license of any product which development was supported with State participation. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the dollar) received by the Company plus annual interest at the LIBOR rate.

The aggregate contingent obligation payable by the Company as of December 31, 2020 was approximately $6,303 which represents the gross amount of grants received by the Company from the IIA, including accrued interest as of December 31, 2020. As of December 31, 2020, the Company had not paid any royalties to the IIA.

In March 2020, the Company submitted a grant application to the IIA for funding of its clinical development program of prevention of organ dysfunction and cytokine storms associated with COVID-19. The Company’s application for grants of NIS 1,857 thousand ($578 thousand) was approved by the IIA in April 2020 for a period commencing April 1, 2020 and ending March 31, 2021. The approved IIA funding was approximately 30% of the total expenses for the approved clinical program which was executed in Israel.

In January 2020, the Company submitted a grant application to the IIA for funding of its clinical development program of prevention of cytokine storms and organ dysfunction associated with Sepsis. The Company’s application for grants of NIS 3,467 thousand ($1,078 thousand) was approved by the IIA in April 2020 for a period commencing April 1, 2020 and ending March 31, 2021. The approved IIA funding was approximately 30% of the total expenses for the approved clinical program which was executed in Israel.

b)	On September 7, 2018 the Company entered into an agreement with its Executive Chairman. Pursuant to the agreement, upon termination of the Chairman’s board service, under certain conditions defined in the agreement, the Executive Chairman will be entitled to receive an amount of up to three times his then annual base retainer plus the value of accrued benefits. As of December 31, 2020, no termination liability was accrued or paid.

On June 28, 2020 the Company and the Executive Chairman signed an amendment to the agreement (the “Amendment”) awarding the Executive Chairman, upon the successful completion of a clinical trial conducted by the Company as determined in the Amendment, at any time during the first two calendar years from the date of the Amendment, a special bonus. The special bonus may only be awarded once in any financial year in respect of the successful completion of a Clinical Trial in the same financial year. The special bonus comprised of (i) a cash bonus in the amount of 100% of his annual base retainer; and (ii) 250,000 options, vesting equally over 36 months at an exercise price equal to a 25% discount. As of December 31, 2020, a special bonus was not accrued or paid.